UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)            February 3, 2010

EQT CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                    (412) 553-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2010, EQT Corporation (EQT) announced that Murry S. Gerber, Chief Executive Officer (CEO) and Chairman of the Board, will step aside from his duties as CEO following the company’s annual meeting of shareholders on April 21, 2010.  Mr. Gerber notified the company of his intent to step aside on February 3, 2010.  David L. Porges, currently EQT’s President and Chief Operating officer, will become CEO.   To insure a smooth transition, Mr. Gerber will remain with EQT as Executive Chairman through EQT’s 2011 annual meeting of shareholders.

Item 7.01.  Regulation FD Disclosure.

On February 4, 2010, EQT issued a press release with respect to the matter described above, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1                 Press release issued by EQT Corporation dated February 4, 2010.  (Furnished solely for purposes of Item 7.01 of this Form 8-K).

Disclosures in this Form 8-K contain forward-looking statements.  Statements that do not relate strictly to historical or current facts are forward-looking.  Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include the expectations of management changes and growth. Investors should not place undue reliance on forward-looking statements as a prediction of actual results.  The company has based these forward-looking statements on current expectations and assumptions about future events.  While the company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the company’s control. The risks and uncertainties that may affect the operations, performance and results of the company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” of the company’s Form 10-K filed for the year ended December 31, 2008 and in the company’s 10-K for the year ended December 31, 2009 to be filed with the SEC, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and the company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION
(Registrant)

By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial
Officer

Date:  February 9, 2010

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release issued by EQT Corporation dated February 4, 2010. (Furnished solely for purposes of Item 7.01 of this Form 8-K).